Prepaid Expenses and Other Current Assets	12 Months Ended
Jun. 30, 2026
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 5 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	June 30, 2026	June 30, 2025
Security deposit	$72,654	$57,395
Prepaid expenses	1,162,048	489,365
Other receivables – Heqin	481,581	458,190
Advance to third party individuals, no interest, payable upon demand	351,526	32,860
Others	-	29,873
Total	2,067,809	1,067,683
Less: allowance for other receivables	538,108	484,033
Total	$1,529,701	$583,650

As of June 30, 2026, prepaid expenses mainly consisted of input VAT for purchasing patents of $212,174 prepaid telecommunication service fee (mainly including SMS and MMS services) of $21,645, prepaid service fee of $303,598 and other prepayments of $24,631.

As of June 30, 2025, prepaid expenses mainly consisted of input VAT for purchasing patents of $230,887, prepayment of 5G messaging service fee recharge of $9,633, prepaid professional fee of $2,225, prepayment for inventory purchase of $145,868, prepaid rent and property management fee of $5,841, prepaid promotion service fee of $58,671 and other prepayments of $36,240.

Other receivables – Heqin

On February 20, 2020, Guozhong Times entered an Operation Cooperation Agreement with an unrelated company, Heqin (Beijing) Technology Co, Ltd. (“Heqin”), for marketing and promoting the sale of Face Recognition Payment Processing equipment and related technical support, and other products of the Company including Epidemic Prevention and Control Systems. Heqin has a sales team which used to work with Fortune 500 companies and specializes in business marketing and sales channel establishment and expansion, especially in education industry and public area.

The cooperation term is from February 20, 2020 through March 1, 2023; however, Heqin is the exclusive distributor of the Company’s face Recognition Payment Processing products for the period to July 30, 2020. During March and April 2020, Guozhong Times provided operating funds to Heqin, together with a credit line provided by Guozhong Times to Heqin from May 2020 through August 2020, for a total borrowing of approximately $1.41 million for Heqin’s operating needs. As of March 31, 2023, Guozhong Times had an outstanding receivable of approximately $513,701 from Heqin and was recorded as other receivables. The Company would not charge Heqin any interest, except for two loans of approximately $28,250 each, due on June 30, 2020 and August 15, 2020, respectively, for which the Company charges 15% interest if Heqin did not repay by the due date.

No profits will be allocated and distributed before full repayment of the borrowing. After Heqin pays in full the borrowing, Guozhong Times and Heqin will distribute profits of sale of Face Recognition Payment Processing equipment and related technical support at 30% and 70% of the net income, respectively. The profit allocation for the sale of other products of the Company are to be negotiated. Heqin will receive certain stock reward when it reaches the preset sales target under the performance compensation mechanism.

In November 2022, Hangzhou Yuetianyun Data Technology Company Ltd (“Yuetianyun”) agreed and acknowledged a Debt Transfer Agreement, wherein Heqin transferred its debt from Yuetianyun to Guozhong Times in the amount of approximately $213,596.  As of June 30, 2026 and 2025, Heqin made $58,729 (through Yuetianyun) and $55,877 repayment to the Company, and the Company made a bad debt allowance of $508,743 and $458,190 as of June 30, 2026 and 2025, respectively.